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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 12, 2001

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   NV                             333-93915                      88-0454146
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 7. Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on September 12, 2001 relating to the Equipment Receivables Asset-Backed Notes,
                  Series 1999-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.05(a) of the Series 1999-1
                  Supplement dated as of August 26, 1999 covering the period of August 1, 2001 through August 31, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ADVANTA BUSINESS SERVICES CORP.,
                                          As Registrant

                                          By       /s/  MARK SHAPIRO
                                                   ----------------------------
                                          Name:    Mark Shapiro
                                          Title:   Assistant Treasurer


Dated:   September 12, 2001



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ADVANTA LEASING RECEIVABLES CORP. VIII,
                                    As Registrant

                                    By       /s/  MARK SHAPIRO
                                             ----------------------------------

                                    Name:    Mark Shapiro
                                    Title:   Treasurer


Dated: September 12, 2001



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADVANTA LEASING RECEIVABLES CORP. IX,
                                        As Registrant

                                        By       /s/  MARK SHAPIRO
                                                 ------------------------------

                                        Name:    Mark Shapiro
                                        Title:   Treasurer


Dated:   September 12, 2001

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                                  Exhibit Index


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
Exhibit No.                                                                     Page
-----------                                                                     ----
       21.1           Monthly Servicer's Certificate September 12, 2001           8
                      prepared by the Servicer and sent to the Trustee
                      pursuant to Section 3.05(a) of the Series 1999-1
                      Supplement covering the period of August 1, 2001
                      through August 31, 2001.


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